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Supplement to the
Fidelity® Large Cap Stock Fund, Fidelity Mid-Cap Stock Fund, and Fidelity Small Cap Stock Fund
June 28, 2008
Prospectus

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After the close of business on Monday, October 13, 2008, shares of the Fidelity Mid-Cap Stock Fund are available to new accounts. Accordingly, the first paragraph under the heading "Buying Shares" on page 19 and the information in the twelfth bullet (with respect to Fidelity Mid-Cap Stock Fund) in the "Selling Shares" section on page 22 are no longer applicable.

After the close of business on Monday, March 30, 2009, shares of Fidelity Small Cap Stock Fund will be available to new accounts. Accordingly, the information directly below and the information in the twelfth bullet in the "Selling Shares" section on page 22 will no longer be applicable.

The following information replaces similar information found under the "Buying Shares" heading in the "Shareholder Information" section on page 19.

Effective the close of business on June 16, 2006, new positions in Small Cap Stock may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on June 16, 2006, generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by June 16, 2006, 2) by participants in a 401(a) plan covered by a master record keeping services agreement between Fidelity and a national federation of employers that included the fund as a core investment option by June 16, 2006, 3) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since June 16, 2006, 4) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, and 5) by a portfolio manager of the fund. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

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SML-09-01 March 23, 2009M
1.711115.131